UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

_______________________

Date of Report (Date of earliest event reported):  November 29, 2011

Z TRIM HOLDINGS, INC.
________________________________________________________________________

(Exact name of registrant as specified in its charter)

Illinois                                      001-32134                                                                36-4197173
  (State or other jurisdiction of incorporation)                           (Commission  File Number)                                                (I.R.S. Employer Identification No.)

          1011 Campus Drive, Mundelein, IL                                                                                                         60060
 (Address of principal executive offices)                                                                                                                   (Zip Code)

Registrant’s telephone number, including area code:  (847) 549-6002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure

Z Trim Holdings, Inc. (the “Company”) posted on its website, www.ztrim.com, a presentation about the Company.  A copy of the presentation is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01                      Other Events.

On November 29, 2011, the Company issued a press release titled “Z Trim Holdings Announces Formation of Advisory Board Comprised of Top Food Industry Executives.”    A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01                      Financial Statements and Exhibits.

(d)  Exhibits.

99.1	Company Presentation

99.2	Text of Press Release of Z Trim Holdings, Inc., dated November 29, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 29, 2011                                                                Z TRIM HOLDINGS, INC.

(Registrant)

By:           /s/ Steven J. Cohen
Steven J. Cohen
Chief Executive Officer